SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2007

MICRONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17966	22-2063614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Hampshire Drive

Hudson, NH 03051

(Address of principal executive offices, including zip code)

(603) 883-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On October 17, 2007, the Board of Directors of Micronetics, Inc. (the “Company”) voted to amend Sections 1 and 3 of Article VI of the Company’s By-Laws to permit the issuance of uncertificated shares of the Company’s capital stock. The amendments make the Company eligible to participate in the Direct Registration System by January 1, 2008, as required by Nasdaq’s Marketplace Rules.

The effective date of the above amendment is October 17, 2007. The foregoing description of the amendment to the Company’s By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of such By-Laws, as amended, which is incorporated herein by reference to Exhibit 3.1 hereto.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
3.1	Amended and Restated By-Laws of Micronetics, Inc., as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONETICS, INC.
(Registrant)

By:	/s/ David Robbins
David Robbins
President

Date: October 17, 2007